POWER OF ATTORNEY

     We the undersigned officers and trustees of U.S. Global Investors Funds (Trust), do hereby severally constitute and appoint Frank E. Holmes and Susan B. McGee, and each of them acting singularly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, any Post-Effective Amendment to the Registration Statement of the Trust on Form N-1A to be filed with the Securities and Exchange Commission and to take such further action in respect thereto as they, in their sole discretion, deem necessary to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all documents related to said Amendment to the Registration Statement.

     IN WITNESS WHEREOF, we have hereunto set our hands on the dates indicated below.

          SIGNATURE                            TITLE                  DATE
----------------------------------      -------------------     ---------------


/s/ Frank E. Holmes
----------------------------------
FRANK E. HOLMES                         Trustee                 August 13, 1999
                                        President, Chief
                                        Executive Officer,
                                        Chief Financial
                                        Officer


/s/ John P. Allen
----------------------------------
JOHN P. ALLEN                           Trustee                 August 13, 1999


/s/ W.C.J. van Rensburg
----------------------------------
W.C.J. VAN RENSBURG                     Trustee                 August 13, 1999


/s/ E. Douglas Hod
----------------------------------
E. DOUGLAS HODO                         Trustee                 August 13, 1999


/s/ Charles A. Mann
----------------------------------
CHARLES A. MANN                         Trustee                 August 13, 1999


/s/ Clark R. Mandigo
----------------------------------
CLARK R. MANDIGO                        Trustee                 August 13, 1999


/s/ Walter "Bo" W. McAllister, III
----------------------------------
WALTER "BO" W. MCALLISTER, III          Trustee                 August 13, 1999


/s/ Susan B. McGee
----------------------------------
SUSAN B. MCGEE                          Executive Vice          August 13, 1999
                                        President,
                                        Secretary,
                                        General Counsel